EXHIBIT 31.1

              CERTIFICATION PURSUANT TO 15 U.S. C. 78m(a) or 78o(d)
                 (SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002)

                WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER

     Solely for the purposes of complying with Exchange Act Rules adopted by the Securities and Exchange Commission, I, the undersigned Chief Executive Officer of Century Pacific Financial Corporation (the "Company"), hereby certify, based on my knowledge,

     1. I have reviewed this quarterly report on Form 10-QSB of Century Pacific Financial Corporation.

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entitles, particularly during the period in which this report is being prepared;

          b)   evaluated  the  effectiveness  of  the  registrant's   disclosure
     controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

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          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 25, 2004

                                                /s/ David Hadley
                                                --------------------------------
                                                David Hadley
                                                Chief Executive Officer



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